MERRILL LYNCH
PENNSYLVANIA
MUNICIPAL
BOND FUND













FUND LOGO













Semi-Annual Report

January 31, 1997

Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
William M. Petty, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863







This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Pennsylvania
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

TO OUR SHAREHOLDERS


The Municipal Market Environment
Long-term fixed-income bond yields generally declined over the six months ended January 31, 1997. Initially, US Treasury bond yields declined over 45 basis points (0.45%) to 6.45% by late November as low employment growth and continued low inflation combined to support lower bond yields. Concurrently, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 20 basis points to approximately 5.80%. However, signs of increased economic activity and renewed inflation fears pushed bond yields up for the remainder of the period. By the end of January 1997, US Treasury bond yields rose 35 basis points to end the period at approximately 6.80%. Similarly, long-term municipal revenue bond yields rose approximately 20 basis points from their lows in late November to approximately 6.00%. During the six months ended January 31, 1997, US Treasury bond yields declined approximately 10 basis points, while tax-exempt bond yields were essentially unchanged.

Recently, tax-exempt bond yields underperformed their taxable counterparts despite a continued strong supply position. During the six-month period ended January 31, 1997, over $88 billion in long-term tax-exempt bonds was underwritten, essentially unchanged from issuance a year ago. Approximately $50 billion in new municipal bonds was issued during the three-month period ended January 31, 1997, representing a decline of over 5% compared to the same period in 1996. This declining trend in bond issuance was even more apparent recently. Slightly more than $10 billion in long-term bonds was issued in January 1997, a decrease of over 15% compared to January 1996 issuance.

The municipal bond market's recent underperformance relative to Treasury issues was the result of a number of other factors. The historic strength of the US equity market has attracted significant investor interest. Additionally, as tax-exempt bond yields declined again below 6%, some investors temporarily lost interest in the municipal bond market. If interest rates continue to decline, as they did at the end of 1994 and throughout 1995, investors, in general, will quickly adjust to the new levels. The tax advantages generated by municipal bonds quickly outweigh low nominal yields and investor demand increases.

The Presidential and Congressional elections this past November resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions.

However, the US Treasury bond market's recent relatively strong performance resulted in municipal bonds becoming a particularly attractive investment alternative. At current levels, long-term tax-exempt revenue bonds yield over 88% of comparable US Treasury bond yields. Current levels make tax-advantaged products more attractive than they were at mid-year when yield ratios declined to approximately 85%. For example, to an investor in the 36% Federal income tax bracket, a current tax-exempt bond yield of 6% represents a taxable equivalent yield of approximately 9.37%.

Looking forward, the supply of new bond issuance for 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion--$175 billion range. Investor demand is also expected to regain its former strength, with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion--$185 billion range. This overall balance suggests that the positive technical backdrop the municipal bond market enjoyed in 1996 could continue in 1997. However, it is likely that seasonal factors may temporarily distort this overall balanced technical scenario. During periods of reduced bond issuance, the ease and ability to purchase tax-advantaged products at their current attractive levels may be greatly restricted.

Portfolio Strategy
During the six-month period ended January 31, 1997, Merrill Lynch Pennsylvania Municipal Bond Fund primarily maintained a cautious stance toward the credit markets. Our strategy was based on the belief that at current interest rate levels municipal bonds would underperform taxable bonds if interest rates dropped, and outperform if interest rates rose. With this scenario as a backdrop, we sought securities which would provide an extra measure of income without adding interest rate sensitivity to the portfolio. We also remained fully invested during this period to further supplement tax-exempt income to shareholders.

Long-term Pennsylvania bond issuance since July 31, 1996 was low relative to overall national issuance. For the six months ended January 31, 1997, Pennsylvania new issues totaled $3.7 billion, representing a decline of over 10% compared to the same period a year earlier. This drop in supply reinforced our desire to maintain a fully invested posture as attractive Pennsylvania offerings were scarce. Low supply caused Pennsylvania paper to trade expensively compared to the national market, but this may change as new issuance may increase during 1997.

Looking forward, we will continue to emphasize current income until the economy shows clear signs of decelerating. We still believe that monetary policy may need to be tightened to contain wage inflation and economic growth during the first half of 1997. If this occurs, it could set the stage for a significant decline in long-term interest rates, and the Fund would accordingly adopt a more aggressive approach to the markets.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Pennsylvania
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(William M. Petty)
William M. Petty
Vice President and Portfolio Manager





March 5, 1997





PERFORMANCE DATA



About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                        +3.03%         -1.09%
Five Years Ended 12/31/96                  +7.23          +6.35
Inception (8/31/90)
through 12/31/96                           +8.17          +7.47

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/96                        +2.60%         -1.30%
Five Years Ended 12/31/96                  +6.68          +6.68
Inception (8/31/90)
through 12/31/96                           +7.62          +7.62

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/96                        +2.41%         +1.43%
Inception (10/21/94)
through 12/31/96                           +7.75          +7.75

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                        +2.93%         -1.19%
Inception (10/21/94)
through 12/31/96                           +8.35          +6.35

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.





PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                           Net Asset Value        Capital Gains
Period Covered           Beginning    Ending       Distributed          Dividends Paid*     % Change**
8/31/90-12/31/90         $10.00       $10.05           --                   $0.237           + 2.90%
1991                      10.05        10.61           --                    0.678           +12.75
1992                      10.61        10.90         $0.005                  0.660           + 9.31
1993                      10.90        11.65          0.040                  0.638           +13.39
1994                      11.65        10.43           --                    0.606           - 5.35
1995                      10.43        11.57           --                    0.617           +17.26
1996                      11.57        11.27          0.021                  0.611           + 3.03
1/1/97-1/31/97            11.27        11.22           --                    0.043           + 0.02
                                                     ------                 ------
                                               Total $0.066           Total $4.090

                                                     Cumulative total return as of 1/31/97:  +64.49%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                           Net Asset Value        Capital Gains
Period Covered           Beginning    Ending       Distributed          Dividends Paid*     % Change**
8/31/90-12/31/90         $10.00       $10.05           --                   $0.219           + 2.73%
1991                      10.05        10.61           --                    0.626           +12.18
1992                      10.61        10.90         $0.005                  0.605           + 8.76
1993                      10.90        11.65          0.040                  0.580           +12.82
1994                      11.65        10.43           --                    0.551           - 5.82
1995                      10.43        11.56           --                    0.561           +16.57
1996                      11.56        11.27          0.021                  0.554           + 2.60
1/1/97-1/31/97            11.27        11.22           --                    0.039           - 0.02
                                                     ------                 ------
                                               Total $0.066           Total $3.735

                                                     Cumulative total return as of 1/31/97:  +59.23%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class C Shares
                           Net Asset Value        Capital Gains
Period Covered           Beginning    Ending       Distributed          Dividends Paid*     % Change**
10/21/94-12/31/94        $10.68       $10.43           --                   $0.109           - 1.31%
1995                      10.43        11.57           --                    0.550           +16.55
1996                      11.57        11.27         $0.021                  0.543           + 2.41
1/1/97-1/31/97            11.27        11.22           --                    0.038           - 0.03
                                                     ------                 ------
                                               Total $0.021           Total $1.240

                                                     Cumulative total return as of 1/31/97:  +17.76%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)


Performance Summary--Class D Shares
                           Net Asset Value        Capital Gains
Period Covered           Beginning    Ending       Distributed          Dividends Paid*     % Change**
10/21/94-12/31/94        $10.68       $10.44           --                   $0.120           - 1.11%
1995                      10.44        11.58           --                    0.607           +17.13
1996                      11.58        11.28         $0.021                  0.601           + 2.93
1/1/97-1/31/97            11.28        11.23           --                    0.042           + 0.02
                                                     ------                 ------
                                               Total $0.021           Total $1.370

                                                     Cumulative total return as of 1/31/97:  +19.26%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

Recent Performance Results
                                                                                12 Month   3 Month
                                               1/31/97  10/31/96   1/31/96      % Change   % Change
Class A Shares*                                 $11.22    $11.26    $11.57       -2.84%(1)  -0.17%(1)
Class B Shares*                                  11.22     11.26     11.57       -2.84(1)   -0.17(1)
Class C Shares*                                  11.22     11.26     11.58       -2.93(1)   -0.17(1)
Class D Shares*                                  11.23     11.27     11.58       -2.84(1)   -0.17(1)
Class A Shares--Total Return*                                                    +2.61(2)   +1.27(3)
Class B Shares--Total Return*                                                    +2.09(4)   +1.14(5)
Class C Shares--Total Return*                                                    +1.90(6)   +1.11(7)
Class D Shares--Total Return*                                                    +2.51(8)   +1.25(9)
Class A Shares--Standardized 30-day Yield         4.63%
Class B Shares--Standardized 30-day Yield         4.31%
Class C Shares--Standardized 30-day Yield         4.21%
Class D Shares--Standardized 30-day Yield         4.53%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.021 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.619 per share ordinary income dividends and $0.021 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.168 per share ordinary income dividends and $0.021 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.561 per share ordinary income dividends and $0.021 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.153 per share ordinary income dividends and $0.021 per share capital gains distributions.
(6)Percent change includes reinvestment of $0.549 per share ordinary income dividends and $0.021 per share capital gains distributions.
(7)Percent change includes reinvestment of $0.150 per share ordinary income dividends and $0.021 per share capital gains distributions.
(8)Percent change includes reinvestment of $0.608 per share ordinary income dividends and $0.021 per share capital gains distributions.
(9)Percent change includes reinvestment of $0.165 per share ordinary income dividends and $0.021 per share capital gains distributions.





PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Pennsylvania
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at the right.


AMT          Alternative Minimum Tax (subject to)
GO           General Obligation Bonds
HFA          Housing Finance Agency
IDA          Industrial Development Authority
IDR          Industrial Development Revenue Bonds
MVRICS       Municipal Variable Rate Inverse Class Securities
PCR          Pollution Control Revenue Bonds
RIB          Residual Interest Bonds
S/F          Single-Family
UPDATES      Unit Priced Demand Adjustable Tax-Exempt Securities
UT           Unlimited Tax
VRDN         Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's      Face                                                                                        Value
Ratings  Ratings     Amount                           Issue                                                     (Note 1a)

Pennsylvania--97.4%
AAA      Aaa        $ 2,000   Allegheny County, Pennsylvania, Higher Education Building Authority
                              Revenue Bonds (Duquesne University Project), 5% due 3/01/2016 (b)                 $  1,852

NR*      A            2,000   Allegheny County, Pennsylvania, Hospital Development Authority Revenue
                              Bonds (South Hills Health System), Series A, 6.50% due 5/01/2014                     2,061

                              Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds:
AAA      Aaa          4,785     (Commercial Development MPB Association Project), Mercy Hospital of
                                Pittsburgh, 7.70% due 12/01/2013 (e)                                               5,935
BBB-     Baa3         2,000     (Environmental Improvement--USX Corporation Project), 6.10% due 7/15/2020          2,005

AAA      Aaa            475   Allegheny County, Pennsylvania, Institutional District Bonds, UT, Series 18,
                              7.30% due 4/01/2009 (c)                                                                511

AAA      Aaa            750   Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue Bonds,
                              Series C, 6.50% due 12/01/2001 (d)(f)                                                  816

AAA      Aaa          1,430   Berks County, Pennsylvania, GO, UT, Second Series, 5.65%** due 5/15/2020 (d)           377

AAA      Aaa          2,000   Bristol Township, Pennsylvania, School District, GO, Series A, 6.625% due
                              2/15/2002 (c)(f)                                                                     2,217

AAA      Aaa          3,550   Cambria County, Pennsylvania, Refunding, GO, UT, Series A, 6.625% due
                              8/15/2014 (d)                                                                        3,913

BBB+     NR*          2,545   Cumberland County, Pennsylvania, Municipal Authority Revenue Bonds
                              (Presbyterian Homes Inc. Project), 6% due 12/01/2026                                 2,456

AAA      NR*          1,200   Delaware County, Pennsylvania, College Authority Revenue Bonds (Neumann
                              College), 5.625% due 10/01/2025 (g)                                                  1,148

A-       NR*          2,350   Delaware County, Pennsylvania, Hospital Authority Revenue Bonds (Riddle
                              Memorial Hospital), 6.50% due 1/01/2022                                              2,394

A3       P1           1,600   Delaware County, Pennsylvania, IDA, PCR (BP Oil Inc. Project), UPDATES,
                              3.65% due 12/01/2009 (a)                                                             1,600

                              Emmaus, Pennsylvania, General Authority Revenue Bonds, VRDN (a):
SP1+     NR*            100     Series B, 3.60% due 3/01/2024                                                        100
A1       NR*            100     Sub-Series B-10, 3.65% due 3/01/2024                                                 100
A1       NR*            200     Sub-Series B-12, 3.65% due 3/01/2024                                                 200

                              Erie County, Pennsylvania, IDA, PCR, Refunding (International Paper Co.):
A-       A3           1,000     7.15% due 9/01/2013                                                                1,066
A-       A3             425     Series A, 7.60% due 9/01/2010                                                        457

NR*      NR*            920   Erie--Western Pennsylvania, Port Authority, General Revenue Bonds, 6.875%
                              due 6/15/2016                                                                          938

AAA      Aaa          1,155   Exeter Township, Pennsylvania, School District, GO, UT, 6.65% due
                              5/15/2002 (d)(f)                                                                     1,268



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P      Moody's      Face                                                                                        Value
Ratings  Ratings     Amount                           Issue                                                     (Note 1a)

Pennsylvania (continued)
A1+      NR*        $ 6,100   Geisinger, Pennsylvania, Health Systems Revenue Bonds, VRDN, Series B,
                              3.65% due 7/01/2022 (a)                                                           $  6,100

A-       NR*          4,990   Gettysburg, Pennsylvania, Municipal Authority, College Revenue Refunding
                              Bonds (Gettysburg College Project), 6.60% due 2/15/2012                              5,233

AAA      Aaa          2,960   Hollidaysburg, Pennsylvania, Area School District, Improvement Bonds, UT,
                              6.50% due 6/01/2020 (b)                                                              3,196

NR*      Baa1         1,500   Latrobe, Pennsylvania, IDA, College Revenue Bonds (Saint Vincent College
                              Project), 6.75% due 5/01/2024                                                        1,555

                              Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue Refunding Bonds
                              (Pennsylvania Gas and Water Company Project), AMT, Series A:
BBB      A3           3,600     7.20% due 10/01/2017                                                               3,847
AAA      Aaa          2,000     7% due 12/01/2017 (b)                                                              2,250

AAA      Aaa          4,000   McKeesport, Pennsylvania, Area School District Revenue Bonds, UT, Series A,
                              6% due 10/01/2025 (e)                                                                4,091

                              Montgomery County, Pennsylvania, Higher Education and Health Authority,
                              Hospital Revenue Bonds:
AAA      Aaa          2,500     (Abington Hospital), MVRICS, Series A, 9.495% due 6/01/2011 (b)(h)                 2,881
NR*      NR*            225     (Jeanes Health System Project), 8.625% due 7/01/2000 (f)                             258
BBB      NR*          2,835     (Northwestern Corporation), 7% due 6/01/2012                                       2,924

BBB+     Baa2         2,665   Montgomery County, Pennsylvania, IDA, PCR, Refunding (Philadelphia Electric
                              Company), AMT, Series A, 7.60% due 4/01/2021                                         2,858

NR*      NR*            475   Moon Transportation Authority, Pennsylvania, Highway Improvement Revenue Bonds,
                              9.50% due 2/01/1998 (f)                                                                501

AAA      Aaa          3,300   North Penn, Pennsylvania, Water Authority Revenue Bonds, 7% due
                              11/01/2004 (d)(f)                                                                    3,799

AAA      Aaa          4,000   North Wales, Pennsylvania, Water Authority Revenue Bonds, 7% due
                              11/01/2004 (d)(f)                                                                    4,577

AAA      NR*          2,095   Northampton County, Pennsylvania, Higher Education Authority Revenue Bonds
                              (Moravian College), 8.20% due 6/01/2001 (f)                                          2,433

                              Pennsylvania Convention Center Authority, Revenue Refunding Bonds, Series A:
BBB-     Baa          1,555     6.70% due 9/01/2014                                                                1,666
BBB-     Baa          2,500     6.75% due 9/01/2019                                                                2,680

BBB-     Baa2         1,500   Pennsylvania Economic Development Financing Authority, Exempt Facilities
                              Revenue Bonds (MacMillan Limited Partnership Project), AMT, 7.60% due
                              12/01/2020                                                                           1,671

BBB      Baa1         4,000   Pennsylvania Economic Development Financing Authority, Wastewater Treatment
                              Revenue Bonds (Sun Company Inc.--R & M Project), AMT, Series A, 7.60% due
                              12/01/2024                                                                           4,454

AA       Aa           1,000   Pennsylvania, HFA, Refunding, RIB, AMT, Series 1991-31C, 10.116% due
                              10/01/2023 (h)                                                                       1,094

                              Pennsylvania, HFA, S/F Mortgage Revenue Bonds, AMT:
AA+      Aa             975     Series 28, 7.65% due 10/01/2023                                                    1,023
AA+      Aa           2,165     Series 40, 6.90% due 4/01/2025                                                     2,268
AA+      Aa           1,500     Series 41-B, 6.65% due 4/01/2025                                                   1,555

AAA      Aaa          1,000   Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue
                              Refunding Bonds, Series A, 5% due 6/15/2013 (c)                                        943

A        NR*          2,000   Pennsylvania State Finance Authority, Revenue Refunding Bonds (Municipal
                              Capital Improvements Program), 6.60% due 11/01/2009                                  2,125

AA-      A1           2,285   Pennsylvania State, GO, UT, Second Series A, 6.60% due 11/01/2011                    2,455



SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's      Face                                                                                        Value
Ratings  Ratings     Amount                           Issue                                                     (Note 1a)

Pennsylvania (concluded)
                              Pennsylvania State Higher Educational Facilities Authority, College and
                              University Revenue Bonds:
NR*      Baa3       $ 2,295     (Delaware Valley College of Science & Agriculture), 7% due 4/01/2022            $  2,376
NR*      NR*          1,030     (Pennsylvania College of Podiatric Medicine), 8.50% due 10/01/2014                 1,102
A1+      NR*          2,200     Refunding (Carnegie Mellon University), VRDN, Series C, 3.65% due
                                11/01/2029 (a)                                                                     2,200

A+       Aa3          2,000   Pennsylvania State Higher Educational Facilities Authority, Revenue
                              Refunding Bonds (Thomas Jefferson University), Series A, 6.625% due 8/15/2009        2,168

A-       NR*          1,225   Pennsylvania State, IDA, Economic Development Revenue Bonds, Series A, 7%
                              due 7/01/2001 (f)                                                                    1,362

                              Philadelphia, Pennsylvania, Authority for Industrial Development, Industrial
                              and Commercial Revenue Bonds (Girard Estate Coal Mining Project):
AA       Aa3          2,945     5.375% due 11/15/2012                                                              2,879
AA       Aa3          1,690     5.50% due 11/15/2016                                                               1,627

AAA      Aaa          3,000   Philadelphia, Pennsylvania, Authority for Industrial Development, Lease
                              Revenue Bonds, Series A, 5.375% due 2/15/2027 (c)                                    2,840

A+       NR*          1,895   Philadelphia, Pennsylvania, Authority for IDR (National Board of Medical
                              Examiners Project), 6.75% due 5/01/2012                                              2,050

                              Philadelphia, Pennsylvania, Gas Works Revenue Bonds:
AAA      Aaa          1,440     12th Series B, 7% due 5/15/2020 (c)(i)                                             1,676
AAA      Aaa            750     13th Series, 7.70% due 6/15/2001 (f)                                                 857

                              Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities
                              Authority Revenue Bonds:
A-       NR*          1,015     (Children's Seashore House), Series A, 7% due 8/15/2017                            1,075
A-       NR*          3,000     (Children's Seashore House), Series B, 7% due 8/15/2022                            3,176
BBB      NR*          3,100     (Northwestern Corp.), 7.125% due 6/01/2018                                         3,229
A-       Baa1         3,750     Refunding (Chestnut Hill Hospital), 6.50% due 11/15/2022                           3,811
AAA      Aaa          1,000     Refunding (Magee Rehabilitation Hospital), 7% due 12/01/2010 (b)                   1,110
AAA      NR*          3,000     Refunding (Presbyterian Medical Center), 6.65% due 12/01/2019 (i)                  3,382

AAA      Baa          1,000   Philadelphia, Pennsylvania, Water and Sewer Revenue Bonds, 16th Series,
                              7.50% due 8/01/2001 (f)                                                              1,138

AAA      Aaa          1,000   Reading, Pennsylvania, GO, Refunding, UT, 6.50% due 11/15/2002 (b)(f)                1,099

A-       NR*          1,750   Scranton-Lackawanna, Pennsylvania, Health and Welfare Authority, Revenue
                              Refunding Bonds (University of Scranton Project), Series A, 6.50% due
                              3/01/2013                                                                            1,835

AAA      Aaa          1,600   West View, Pennsylvania, Municipal Authority, Water Revenue Bonds, 5.15%
                              due 11/15/2017 (d)                                                                   1,505


Puerto Rico--0.6%


AAA      NR*            740   Puerto Rico Commonwealth, Public Improvement, GO, 7.70% due 7/01/2000 (f)              834

Total Investments (Cost--$135,091)--98.0%                                                                        143,182

Other Assets Less Liabilities--2.0%                                                                                2,888
                                                                                                                --------
Net Assets--100.0%                                                                                              $146,070
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1997.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)FSA Insured.
(f)Prerefunded.
(g)Connie Lee Insured.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1997.
(i)Escrowed to maturity.
  *Not Rated.
**Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

  See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1997
Assets:             Investments, at value (identified cost--$135,091,105) (Note 1a)                         $143,181,876
                    Cash                                                                                         634,125
                    Receivables:
                      Interest                                                             $  2,321,942
                      Beneficial interest sold                                                  360,786        2,682,728
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                          16,287
                                                                                                            ------------
                    Total assets                                                                             146,515,016
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                              126,025
                      Dividends to shareholders (Note 1f)                                       116,352
                      Investment adviser (Note 2)                                                70,386
                      Distributor (Note 2)                                                       53,465          366,228
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        79,124
                                                                                                            ------------
                    Total liabilities                                                                            445,352
                                                                                                            ------------

Net Assets:         Net assets                                                                              $146,069,664
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                             $    195,395
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                1,020,796
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   47,825
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   37,549
                    Paid-in capital in excess of par                                                         138,588,561
                    Accumulated realized capital losses on investments--net                                   (1,911,233)
                    Unrealized appreciation on investments--net                                                8,090,771
                                                                                                            ------------
                    Net assets                                                                              $146,069,664
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $21,928,335 and 1,953,951 shares
                    of beneficial interest outstanding                                                      $      11.22
                                                                                                            ============
                    Class B--Based on net assets of $114,555,793 and 10,207,960 shares
                    of beneficial interest outstanding                                                      $      11.22
                                                                                                            ============
                    Class C--Based on net assets of $5,367,633 and 478,247 shares
                    of beneficial interest outstanding                                                      $      11.22
                                                                                                            ============
                    Class D--Based on net assets of $4,217,903 and 375,485 shares
                    of beneficial interest outstanding                                                      $      11.23
                                                                                                            ============

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statement of Operations

                                                                               For the Six Months Ended January 31, 1997
Investment Income   Interest and amortization of premium and discount earned                                $  4,611,149
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    416,217
                    Account maintenance and distribution fees--Class B (Note 2)                 300,340
                    Accounting services (Note 2)                                                 47,901
                    Transfer agent fees--Class B (Note 2)                                        31,906
                    Professional fees                                                            29,938
                    Printing and shareholder reports                                             21,836
                    Account maintenance and distribution fees--Class C (Note 2)                  15,532
                    Registration fees (Note 1e)                                                   7,865
                    Pricing fees                                                                  5,299
                    Custodian fees                                                                4,833
                    Transfer agent fees--Class A (Note 2)                                         4,762
                    Trustees' fees and expenses                                                   3,939
                    Account maintenance fees--Class D (Note 2)                                    2,058
                    Transfer agent fees--Class C (Note 2)                                         1,392
                    Transfer agent fees--Class D (Note 2)                                           894
                    Other                                                                         1,406
                                                                                           ------------
                    Total expenses                                                                               896,118
                                                                                                            ------------
                    Investment income--net                                                                     3,715,031
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            465,896
Unrealized          Change in unrealized appreciation on investments--net                                        582,624
Gain on                                                                                                     ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  4,763,551
(Notes 1b, 1d & 3):                                                                                         ============

Statements of Changes in Net Assets
                                                                                           For the Six         For the
                                                                                           Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                        Jan. 31, 1997     July 31, 1996
Operations:         Investment income--net                                                 $  3,715,031     $  7,689,849
                    Realized gain on investments--net                                           465,896          415,112
                    Change in unrealized appreciation on investments--net                       582,624          999,490
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      4,763,551        9,104,451
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (585,014)      (1,225,179)
Shareholders          Class B                                                                (2,899,859)      (6,116,920)
(Note 1f):            Class C                                                                  (122,380)        (172,681)
                      Class D                                                                  (107,778)        (175,069)
                    Realized gain on investments--net:
                      Class A                                                                   (52,975)              --
                      Class B                                                                  (290,647)              --
                      Class C                                                                   (13,183)              --
                      Class D                                                                   (10,473)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (4,082,309)      (7,689,849)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                    (5,107,580)      (1,716,500)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                             (4,426,338)        (301,898)
                    Beginning of period                                                     150,496,002      150,797,900
                                                                                           ------------     ------------
                    End of period                                                          $146,069,664     $150,496,002
                                                                                           ============     ============


                    See Notes to Financial Statements.




FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                           Class A

The following per share data and ratios have been derived             For the Six
from information provided in the financial statements.                Months Ended
                                                                      January 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $  11.17   $  11.07  $  11.00  $  11.39   $  11.04
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .31        .61       .62       .60        .63
                    Realized and unrealized gain (loss) on
                    investments--net                                       .08        .10       .07      (.33)       .36
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .39        .71       .69       .27        .99
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.31)      (.61)     (.62)     (.60)      (.63)
                      Realized gain on investments--net                   (.03)        --        --      (.04)      (.01)
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.02)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.34)      (.61)     (.62)     (.66)      (.64)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.22   $  11.17  $  11.07  $  11.00   $  11.39
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.47%+++   6.53%     6.54%     2.37%      9.30%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                        .76%*      .76%      .77%      .75%       .69%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                              .76%*      .76%      .77%      .75%       .81%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.34%*     5.41%     5.72%     5.30%      5.70%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 21,928   $ 21,626  $ 23,040  $ 28,239   $ 27,639
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  22.93%     58.33%    59.17%    37.73%      9.69%
                                                                      ========   ========  ========  ========   ========

                                                                                           Class B
The following per share data and ratios have been derived             For the Six
from information provided in the financial statements.                Months Ended
                                                                      January 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $  11.17  $  11.07   $  11.00  $  11.39   $  11.04
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .28        .55       .56       .54        .58
                    Realized and unrealized gain (loss) on
                    investments--net                                       .08        .10       .07      (.33)       .36
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .36        .65       .63       .21        .94
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.28)      (.55)     (.56)     (.54)      (.58)
                      Realized gain on investments--net                   (.03)        --        --      (.04)      (.01)
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.02)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.31)      (.55)     (.56)     (.60)      (.59)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.22   $  11.17  $  11.07  $  11.00   $  11.39
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.20%+++   5.98%     6.00%     1.86%      8.75%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.27%*     1.27%     1.28%     1.25%      1.19%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.27%*     1.27%     1.28%     1.25%      1.32%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.83%*     4.91%     5.21%     4.80%      5.19%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands).         $114,556   $120,565  $123,260  $130,418   $109,463
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  22.93%     58.33%    59.17%    37.73%      9.69%
                                                                      ========   ========  ========  ========   ========


                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                        Class C                        Class D
                                                             For the              For the   For the             For the
                                                               Six     For the    Period      Six     For the   Period
The following  per share data and ratios have been derived    Months     Year     Oct. 21,   Months    Year     Oct. 21,
from information provided in the financial statements.        Ended     Ended      1994++   to Ended   Ended   1994++ to
                                                             Jan. 31,  July 31,   July 31,  Jan. 31,  July 31,  July 31,
Increase (Decrease) in Net Asset Value:                       1997       1996       1995      1997      1996      1995
Per Share           Net asset value, beginning
Operating           of period                              $  11.17   $  11.07   $  10.68  $  11.18  $  11.08   $  10.68
Performance:                                               --------   --------   --------  --------  --------   --------
                    Investment income--net                      .27        .54        .43       .30       .60        .47
                    Realized and unrealized gain on
                    investments--net                            .08        .10        .39       .08       .10        .40
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .35        .64        .82       .38       .70        .87
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                   (.27)      (.54)      (.43)     (.30)     (.60)      (.47)
                      Realized gain on investments--net        (.03)        --         --      (.03)       --         --
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions          (.30)      (.54)      (.43)     (.33)     (.60)      (.47)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  11.22   $  11.17   $  11.07  $  11.23  $  11.18   $  11.08
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share        3.15%+++   5.87%      7.83%+++  3.42%+++  6.42%      8.36%+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  1.37%*     1.37%      1.38%*     .86%*     .86%       .87%*
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income--net                    4.73%*     4.80%      5.05%*    5.24%*    5.31%      5.65%*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  5,368   $  4,722   $  1,868  $  4,218  $  3,583   $  2,630
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       22.93%     58.33%     59.17%    22.93%    58.33%     59.17%
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Pennsylvania Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.



NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account      Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $367         $3,712


For the six months ended January 31, 1997, MLPF&S received contingent deferred sales charges of $79,998 and $1,465 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1997 were $32,459,511 and $39,835,484, respectively.

Net realized and unrealized gains (losses) as of January 31, 1997 were as follows:


                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments.            $   912,521    $ 8,090,771
Financial futures contracts          (446,625)            --
                                  -----------    -----------
Total                             $   465,896    $ 8,090,771
                                  ===========    ===========


As of January 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $8,090,771, of which $8,213,002 related to appreciated securities and $122,231 related to depreciated securities. The aggregate cost of investments at January 31, 1997 for Federal income tax purposes was $135,091,105.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $5,107,580 and $1,716,500 for the six months ended January 31, 1997 and for the year ended July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                           136,466    $ 1,531,708
Shares issued to share-
holders in reinvestment of
dividends and distributions            31,829        357,240
                                  -----------    -----------
Total issued                          168,295      1,888,948
Shares redeemed                      (149,943)    (1,683,829)
                                  -----------    -----------
Net increase                           18,352    $   205,119
                                  ===========    ===========

Class A Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           109,752    $ 1,229,333
Shares issued to share-
holders in reinvestment of
dividends                              58,364        656,749
                                  -----------    -----------
Total issued                          168,116      1,886,082
Shares redeemed                      (314,476)    (3,540,925)
                                  -----------    -----------
Net decrease                         (146,360)   $(1,654,843)
                                  ===========    ===========



Class B Shares for the Six Months                   Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                           540,872    $ 6,074,391
Shares issued to share-
holders in reinvestment of
dividends and distributions           143,247      1,607,748
                                  -----------    -----------
Total issued                          684,119      7,682,139
Automatic conversion of
shares                                (27,572)      (309,942)
Shares redeemed                    (1,240,052)   (13,930,405)
                                  -----------    -----------
Net decrease                         (583,505)   $(6,558,208)
                                  ===========    ===========



Class B Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                         1,605,962    $18,118,584
Shares issued to share-
holders in reinvestment of
dividends                             267,930      3,014,759
                                  -----------    -----------
Total issued                        1,873,892     21,133,343
Automatic conversion of
shares                                (44,290)      (494,541)
Shares redeemed                    (2,176,649)   (24,491,107)
                                  -----------    -----------
Net decrease                         (347,047)   $(3,852,305)
                                  ===========    ===========

Class C Shares for the
Six Months Ended                                    Dollar
January 31, 1997                      Shares        Amount

Shares sold                            87,055    $   976,116
Shares issued to share-
holders in reinvestment of
dividends and distributions             7,669         86,092
                                  -----------    -----------
Total issued                           94,724      1,062,208
Shares redeemed                       (39,070)      (437,819)
                                  -----------    -----------
Net increase                           55,654    $   624,389
                                  ===========    ===========



Class C Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           310,698    $ 3,488,268
Shares issued to share-
holders in reinvestment of
dividends                              10,054        113,133
                                  -----------    -----------
Total issued                          320,752      3,601,401
Shares redeemed                       (66,907)      (753,080)
                                  -----------    -----------
Net increase                          253,845    $ 2,848,321
                                  ===========    ===========



Class D Shares for the
Six Months Ended                                    Dollar
January 31, 1997                      Shares        Amount

Shares sold                            54,472    $   613,439
Automatic conversion
of shares                              27,537        309,942
Shares issued to share-
holders in reinvestment of
dividends and distributions             6,300         70,809
                                  -----------    -----------
Total issued                           88,309        994,190
Shares redeemed                       (33,242)      (373,070)
                                  -----------    -----------
Net increase                           55,067    $   621,120
                                  ===========    ===========

Class D Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           174,458    $ 1,955,538
Automatic conversion
of shares                              44,251        494,541
Shares issued to share-
holders in reinvestment of
dividends                              10,521        118,715
                                  -----------    -----------
Total issued                          229,230      2,568,794
Shares redeemed                      (146,212)    (1,626,467)
                                  -----------    -----------
Net increase                           83,018    $   942,327
                                  ===========    ===========